UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): May 3, 2004



                            REHABCARE GROUP, INC.
            (Exact name of registrant as specified in its charter)


      Delaware                       0-19294                    51-0265872
   (State or other              (Commission File             (I.R.S. Employer
   jurisdiction of                   Number)                  Identification
   incorporation)                                                 Number)



   7733 Forsyth Boulevard
         Suite 2300
    St. Louis, Missouri                                          63105
(Address of principal executive offices)                      (Zip Code)



      Registrant's telephone number, including area code: (314) 863-7422

Item 5.   Other Events and Regulation FD Disclosure.

     RehabCare Group, Inc. issued a press release on May 3, 2004 announcing the election of John H. Short, Ph.D, to President and Chief Executive Officer of the Company and the acquisition of Phase 2 Consulting, a healthcare management consulting firm.

     The press release in its entirety is attached as Exhibit 99.1.


Item 7.    Financial Statements and Exhibits.

           (c) Exhibits. See Exhibit Index.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 4, 2004

                                       REHABCARE GROUP, INC.



                                    By: /s/  Vincent L. Germanese
                                       -----------------------------------------
                                       Vincent L. Germanese,
                                       Senior Vice  President,
                                       Chief  Financial Officer
                                       and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press release dated May 3, 2004

                                                                    Exhibit 99.1

                    CONTACT: RehabCare Group, Inc.
                             Vincent L. Germanese, CFO
                             Betty Cammarata, Director-Investor Relations
                             Press: David Totaro, Senior Vice President,
                                Corporate Marketing & Communications
                             (314) 863-7422
                                    or
                             Financial Dynamics:
                                  Gordon McCoun/Lanie Fladell
                                   Press: Sean Leous
                                   (212) 850-5600
For Immediate Release
Monday, May 3, 2004

                          REHABCARE GROUP, INC. ELECTS
                   JOHN H. SHORT, Ph.D., AS PRESIDENT AND CEO

ST. LOUIS, MO, May 3, 2004--RehabCare Group, Inc. (NYSE:RHB) today announced that John H. Short, Ph.D, has been elected President and Chief Executive Officer of the Company, effective immediately. Dr. Short has been serving as interim President and CEO of the Company since June 2003. He will continue as a member of the RehabCare Board of Directors, a position he has held since 1991.

     H. Edwin Trusheim, Chairman of the Board of Directors of RehabCare, commented, "John has provided RehabCare with tremendous leadership and vision since his appointment on an interim basis last year. He has worked with the Company's Board of Directors and Executive Management team to put in place organizational and strategic initiatives to return the Company to previous levels of growth and profitability and to enhance its market position and customer relationships across the post-acute continuum of care.

     "Our charge as the Company's Board of Directors was to put the Company back on the path to strong growth --- we turned to John because of his outstanding industry experience and reputation for executing dynamic strategic initiatives.

     "In just nine months, John developed and implemented an aggressive operational restructuring which is aligning the Company's infrastructure with its operating revenues, and he has developed and is executing an acquisition and partnership strategy to expand RehabCare's service offering across the post-acute continuum of care.

                                     -MORE-

     "To date, under John's guidance, RehabCare has acquired CPR Therapies, American VitalCare, Inc. and Managed Alternative Care, Inc. and the Neurological Rehabilitation and Research Unit of UCLA to extend the Company's offering and market share in the important California market. Additionally, programs created under the agreement which we signed with Signature Health Care Foundation in January have further developed the continuum of care model in the St Louis area."

     Mr. Trusheim concluded, "Our choice of John as President and CEO reflects his dynamic leadership and his success in delivering on strategic plans. We are confident that, with John as our Chief Executive Officer, RehabCare is poised for continued growth."

     The Company also announced today that it has acquired Phase 2 Consulting, a healthcare management consulting firm, for $5 million in cash, a transaction that is expected to be modestly accretive to earnings in 2004. Phase 2 Consulting had total revenues of $7.96 million in 2003, up 21 percent from a year before. Dr. Short was the Managing Partner and majority shareholder of Phase 2 prior to its acquisition by the Company. Due to Dr. Short's relationship with Phase 2 Consulting, the transaction's terms and conditions were negotiated on behalf of the Company by the independent members of the Board of Directors, who retained A. G. Edwards & Sons, Inc. as financial advisor on the transaction.

     Phase 2 Consulting is based in Salt Lake City, Utah, and Austin, Texas, and has approximately 40 employees. The business will become a subsidiary of RehabCare. R. Brent Hardaway, formerly an Associate Partner of Phase 2 Consulting, has been appointed Chief Operating Officer of Phase 2 Consulting and will report directly to Dr. Short.

     RehabCare Group, Inc., headquartered in St. Louis, Missouri, is a leading provider of rehabilitation program and management services in over 700 hospitals, nursing homes and other long-term care facilities throughout the United States. It provides services in acute care, skilled nursing, outpatient and home health settings to fit the clinical needs of patients in a cost-effective manner. RehabCare is pleased to be included in the Russell 2000 and Standard and Poor's Small Cap 600 Indices.

     This release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities

                                     -MORE-

Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause RehabCare's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, the ability of RehabCare to implement the planned programs for its acquisitions and joint ventures within the expected timeframes and to otherwise achieve the revenue and earnings levels from the relationships at or above the levels projected; the timing and financial effect of RehabCare's restructuring efforts with respect to Rehabcare's continuing businesses; changes in and compliance with governmental reimbursement rates and other regulations or policies affecting RehabCare's continuing businesses; RehabCare's ability to attract new client relationships and to retain and grow existing client relationships through expansion of RehabCare's hospital rehabilitation and contract therapy service offerings and the development of alternative product offerings that build stronger partnering relationships between RehabCare and its clients; RehabCare's ability to identify and consummate, within the expected timeframes, other strategic acquisitions to accelerate growth in RehabCare's hospital rehabilitation and contract therapy divisions; the operating performance of InteliStaf Holdings, Inc., a privately held company that RehabCare recently sold its staffing division to for an approximate 25 percent equity interest, and the rate of return that RehabCare will be able to achieve from this equity interest; the adequacy and effectiveness of RehabCare's operating and administrative systems; RehabCare's ability and the additional costs of attracting administrative, operational and professional employees; significant increases in health, workers' compensation and professional and general liability costs; litigation risks of RehabCare's past and future business, including RehabCare's ability to predict the ultimate costs and liabilities or the disruption of its operations; competitive and regulatory effects on pricing and margins; and general economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

NOTE: More information on RehabCare can be found on the World Wide Web at http://www.rehabcare.com.
   ------------------------

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